                                                                    EXHIBIT 99.2
                      ANNUAL CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the Distribution for the time period January 1, 2005 through December 31, 2005 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 supplement.

A. Information Regarding the Current Annual Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

1 The amount of the current annual  distribution in respect of
  Class A Annual Principal                                        $             0.00
                                                                  ------------------
2 The amount of the current annual distribution in respect of
  Class B Annual Principal                                        $             0.00
                                                                  ------------------
3 The amount of the current annual distribution in respect of
  Collateral Annual Principal                                     $             0.00
                                                                  ------------------
4 The amount of the current annual distribution in respect of
  Class A Annual Interest                                         $            35.56
                                                                  ------------------
5 The amount of the current annual distribution in respect of
  Class A Additional Interest                                     $             0.00
                                                                  ------------------
6 The amount of the current annual distribution in respect of
  Class B Annual Interest                                         $            39.20
                                                                  ------------------
7 The amount of the current annual distribution in respect of
  Class B Additional Interest                                     $             0.00
                                                                  ------------------
8 The amount of the current annual distribution in respect of
  Collateral Minimum Annual Interest                              $            39.99
                                                                  ------------------
9 The amount of the current annual distribution in respect of
  any accrued and unpaid Collateral Minimum Annual Interest       $             4.27
                                                                  ------------------

B.    Information Regarding the Performance of the Trust

1 Collection of Principal Receivables

 (a) Available Principal Collections                              $   979,451,671.45
                                                                  ------------------
 (b) Class A Investor Default Amount treated as Available
     Principal Collection                                         $    23,544,529.29
                                                                  ------------------
 (c) Class B Investor Default Amount treated as Available
     Principal Collection                                         $     1,614,483.81
                                                                  ------------------
 (d) Excess Spread treated as Available Principal Collection      $     1,914,994.01
                                                                  ------------------

2 Principal Receivables in the Trust

 (a)     The aggregate amount of Principal Receivables in the Trust
         as of the end of the day on the last day of the related Annual Period          $       1,802,863,892.52
                                                                                        ------------------------
 (b)     The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2002-1 as of the end of the day on the last
         day of the related Annual Period                                               $         437,476,246.69
                                                                                        ------------------------
 (c)     The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2002-1 as of the end of the day
         on the last day of the related Annual Period                                   $         437,476,246.69
                                                                                        ------------------------
 (d)     The amount of Principal Receivables in the Trust represented by the
         Class A Invested Amount as of the end of the day on the last
         day of the related Annual Period                                               $         383,229,192.10
                                                                                        ------------------------
 (e)     The amount of Principal Receivables in the Trust represented by the
         Class A Adjusted Invested Amount as of the end of the day on the last
         day of the related Annual Period                                               $         383,229,192.10
                                                                                        ------------------------
 (f)     The amount of Principal Receivables in the Trust represented by the
         Class B Invested Amount as of the end of the day on the last
         day of the related Annual Period                                               $          26,279,198.14
                                                                                        ------------------------
 (g)     The amount of Principal Receivables in the Trust represented by the
         Class B Adjusted Invested Amount as of the end of the day on the last
         day of the related Annual Period                                               $          26,279,198.14
                                                                                        ------------------------
 (h)     The amount of Principal Receivables in the Trust represented by the
         Collateral Invested Amount as of the end of the day on the last
         day of the related Annual Period                                               $          27,967,856.45
                                                                                        ------------------------
 (i)     The amount of Principal Receivables in the Trust represented by the
         Collateral Adjusted Invested Amount as of the end of the day on the last
         day of the related Annual Period                                               $          27,967,856.45
                                                                                        ------------------------
 (j)     The Floating Allocation Percentage with respect to the related Annual
         Period                                                                                            24.99%
                                                                                        ------------------------
 (k)     The Class A Floating Percentage with respect to the related Annual
         Period                                                                                            87.51%
                                                                                        ------------------------
 (l)     The Class B Floating Percentage with respect to the related Annual
         Period                                                                                             6.00%
                                                                                        ------------------------
 (m)     The Collateral Floating Percentage with respect to the related Annual
         Period                                                                                             6.49%
                                                                                        ------------------------
 (n)     The Principal Allocation Percentage with respect to the related Annual
         Period                                                                                            24.99%
                                                                                        ------------------------
 (o)     The Class A Principal Percentage with respect to the related Annual
         Period                                                                                            87.51%
                                                                                        ------------------------
 (p)     The Class B Principal Percentage with respect to the related Annual
         Period                                                                                             6.00%
                                                                                        ------------------------
 (q)     The Collateral Principal Percentage with respect to the related Annual
         Period                                                                                             6.49%
                                                                                        ------------------------

3     Delinquent Balances

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual
      Period:

                           Aggregate      Percentage
                            Account        of Total
                            Balance       Receivables
                         --------------   -----------
(a)    30 -- 59 days:    $25,889,029.47     1.44%
(b)    60 -- 89 days:    $17,291,967.01     0.96%
(c)    90+ days:         $19,970,943.07     1.11%
                         --------------     ----
       Total:            $63,151,939.55     3.50%
                         ==============     ====

4 Investor Default Amount

 (a)     The Investor Default Amount for the related Annual Period                           $        26,906,585.59
                                                                                             ----------------------
 (b)     The Class A Investor Default Amount for the related Annual Period                   $        23,544,529.29
                                                                                             ----------------------
 (c)     The Class B Investor Default Amount for the related Annual Period                   $         1,614,483.81
                                                                                             ----------------------
 (d)     The Collateral Default Amount for the related Annual Period                         $         1,747,572.47
                                                                                             ----------------------

5 Investor Charge-Offs

 (a)     The aggregate amount of Class A Investor Charge-Offs for the related
         Annual Period                                                                       $                 0.00
                                                                                             ----------------------
 (b)     The aggregate amount of Class A Investor Charge-Offs set forth
         in 5(a) above per $1,000 of original certificate principal amount                   $                 0.00
                                                                                             ----------------------
 (c)     The aggregate amount of Class B Investor Charge-Offs for the related
         Annual Period                                                                       $                 0.00
                                                                                             ----------------------
 (d)     The aggregate amount of Class B Investor Charge-Offs set forth in 5(c)
         above per $1,000 of original certificate principal amount                           $                 0.00
                                                                                             ----------------------
 (e)     The aggregate amount of Collateral Charge-Offs for the related Annual
         Period                                                                              $           317,398.83
                                                                                             ----------------------
 (f)     The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
         $1,000 of original certificate principal amount                                     $                11.49
                                                                                             ----------------------
 (g)     The aggregate amount of Class A Investor Charge-Offs reimbursed on
         the Transfer Date immediately preceding this Distribution Date                      $                 0.00
                                                                                             ----------------------
 (h)     The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer
         Date immediately preceding this Distribution Date                                   $                 0.00
                                                                                             ----------------------
 (i)     The aggregate amount of Class B Investor Charge-Offs reimbursed on the
         Transfer Date immediately preceding this Distribution Date                          $                 0.00
                                                                                             ----------------------
 (j)     The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer
         Date immediately preceding this Distribution Date                                   $                 0.00
                                                                                             ----------------------
 (k)     The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date
         immediately preceding this Distribution Date                                        $           317,398.83
                                                                                             ----------------------
 (l)     The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per
         $1,000 original certificate principal amount reimbursed on the Transfer Date
         immediately preceding Distribution Date                                             $                11.49
                                                                                             ----------------------

6 Investor Servicing Fee

 (a)     The amount of the Class A Servicing Fee paid by the Trust to the Servicer
         for the related Annual Period                                                       $         3,718,750.32
                                                                                             ----------------------
 (b)     The amount of the Class B Servicing Fee paid by the Trust to the Servicer
         for the related Annual Period                                                       $           255,000.52
                                                                                             ----------------------
 (c)     The amount of the Collateral Servicing Fee paid by the Trust to the Servicer
         for the related Annual Period                                                       $           275,845.18
                                                                                             ----------------------
 (d)     The amount of Servicer Interchange paid by the Trust to the Servicer
         for the related Annual Period                                                       $         4,249,596.02
                                                                                             ----------------------

7 Reallocations

 (a)     The amount of Reallocated Collateral Principal Collections
         for the related Annual Period                                                       $           167,421.54
                                                                                             ----------------------
 (b)     The amount of Reallocated Class B Principal Collections
         for the related Annual Period                                                       $                 0.00
                                                                                             ----------------------
 (c)     The Collateral Invested Amount as of the close of business
         for the related Annual Period                                                       $        27,625,000.00
                                                                                             ----------------------
 (d)     The Collateral Adjusted Invested Amount as of the close of business
         for the related Annual Period                                                       $        27,625,000.00
                                                                                             ----------------------
 (e)     The Class B Invested Amount as of the close of business
         for the related Annual Period                                                       $        25,500,000.00
                                                                                             ----------------------
 (f)     The Class B Adjusted Invested Amount as of the close of business
         for the related Annual Period                                                       $        25,500,000.00
                                                                                             ----------------------
 (g)     The Class A Invested Amount as of the close of business
         for the related Annual Period                                                       $       371,875,000.00
                                                                                             ----------------------
 (h)     The Class A Adjusted Invested Amount as of the close of business
         for the related Annual Period                                                       $       371,875,000.00
                                                                                             ----------------------

8 Collection of Finance Charge Receivables

 (a)     The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Annual Period
         which were allocated in respect of the Class A Certificates                         $        62,125,514.06
                                                                                             ----------------------
 (b)     The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Annual Period
         which were allocated in respect of the Class B Certificates                         $         4,260,044.55
                                                                                             ----------------------
 (c)     The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Annual Period
         which were allocated in respect of the Collateral Interest                          $         4,607,581.65
                                                                                             ----------------------

9 Principal Funding Account

 (a)     The principal amount on deposit in the Principal Funding Account
         on the related Transfer Date                                                        $                 0.00
                                                                                             ----------------------

 (b)     The Accumulation Shortfall with respect to the related Annual Period                $                 0.00
                                                                                             ----------------------
 (c)     The Principal Funding Investment Proceeds deposited in the Finance Charge
         Account on the related Transfer Date to be treated as Class A Available Funds       $                 0.00
                                                                                             ----------------------
 (d)     The Principal Funding Investment Proceeds deposited in the Finance Charge
         Account on the related Transfer date to be treated as Class B Available Funds       $                 0.00
                                                                                             ----------------------

10 Reserve Account

  (a)     The Reserve Draw Amount on the related Transfer Date                                $                 0.00
                                                                                              ----------------------
  (b)     The amount of the Reserve Draw Amount deposited in the Collection
          Account on the related Transfer Date to be treated as Class A Available Funds       $                 0.00
                                                                                              ----------------------
  (c)     The amount of the Reserve Draw Account deposited in the Collection
          Account on the related Transfer Date to be treated as Class B Available Funds       $                 0.00
                                                                                              ----------------------
  (d)     The amount of any Reserve Account Surplus                                           $                 0.00
                                                                                              ----------------------

11 Available Funds

  (a)     The amount of Class A Available Funds on deposit in the Collection
          Account on the related Transfer Dates                                               $        13,223,634.62
                                                                                              ----------------------
  (b)     The amount of Class B Available Funds on deposit in the Collection
          Account on the related Transfer Dates                                               $           999,583.50
                                                                                              ----------------------
  (c)     The amount of Collateral Available Funds on deposit in the Collection
          Account on the related Transfer Dates                                               $         1,222,541.87
                                                                                              ----------------------
  (d)     Available Principal Collections on deposit in the Collection Account
          on the related Transfer Dates                                                       $                 0.00
                                                                                              ----------------------

12 Excess Spread and Excess Finance Charge Collections

  (a)     Excess Finance Charge Collection                                                    $                 0.00
                                                                                              ----------------------
  (b)     Class A Available Funds
               minus Class A Annual Interest
               minus Class A Servicing Fee
               minus Class A Defaulted Amount                                                 $        21,638,599.88
                                                                                              ----------------------
          Class B Available Funds
               minus Class B Annual Interest
               minus Class B Servicing Fee
               minus Class B Defaulted Amount                                                 $         1,390,976.70
                                                                                              ----------------------

          Collateral Available Funds                                                          $         4,607,581.65
                                                                                              ----------------------
  (c)     Excess Spread applied to the Class A Required Amount for the Annual Period          $           523,477.46
                                                                                              ----------------------
  (d)     Excess Spread applied to the Class A Investor  Charge-Offs for the
          related Annual Period                                                               $                 0.00
                                                                                              ----------------------
  (e)     Excess Spread applied to the Class B Required Amount for the related
          Annual Period                                                                       $         1,447,062.27
                                                                                              ----------------------
  (f)     Excess Spread applied to the Class B Default Amount for the related Annual Period   $         1,447,062.27
                                                                                              ----------------------

  (g)     Excess Spread applied to the Class B Invested Amount for the related Annual Period    $                 0.00
                                                                                                ----------------------
  (h)     Excess Spread applied to the Collateral Minimum Annual Interest for the related
          Annual Period and for any past due Collateral Minimum Annual Interest                 $         1,222,541.87
                                                                                                ----------------------
  (i)     Excess Spread applied to the Collateral Servicing Fee due to the Servicer
          for the related Annual Period or for any past due Collateral Servicing Fees           $           275,845.18
                                                                                                ----------------------
  (j)     Excess Spread applied to the Collateral Default Amount as Available Principal
          Collections for the related Annual Period                                             $         1,430,173.64
                                                                                                ----------------------
  (k)     Excess Spread applied to the Collateral Invested Amount for the related
          Annual Period                                                                         $           484,820.37
                                                                                                ----------------------
  (l)     Excess Spread applied to the Reserve Account for the related Annual Period            $                 0.00
                                                                                                ----------------------

13 Finance Charge Shortfall

  (a)     Finance Charge Shortfall for Series 2002-1                                            $         3,892,023.80
                                                                                                ----------------------
  (b)     Total Finance Charge Shortfall for all series in Group One                            $        16,739,822.34
                                                                                                ----------------------

14 Base Rate

  (a)     The Base Rate for the related Annual Period                                                             4.59%
                                                                                                ----------------------

15 Portfolio Yield

  (a)     The Portfolio Yield for the related Annual Period                                                      10.37%
                                                                                                ----------------------
  (b)     The Portfolio Adjusted Yield for the related Annual Period                                               N/A
                                                                                                ----------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 29th day of March, 2006.

                              NATIONAL CITY BANK,
                              as Seller and Servicer

                                       By:    /s/ Larry Potter
                                              ----------------------------------
                                       Name:  Larry Potter
                                       Title: Vice President, National City Bank
                                              Vice President, Finance
                                              National City Card Services